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                                                                   EXHIBIT 10.14

                                                                       EXECUTION


                              FEGP MERGER AGREEMENT

                  This MERGER AGREEMENT made as of August 13, 2004 (this "Agreement"), by and among:

                  (a) FELDMAN EQUITIES GENERAL PARTNER INC., a Pennsylvania corporation ("FEGP");

                  (b) FELDMAN EQUITIES GENERAL PARTNER MERGER INC., a Pennsylvania corporation ("FEGP Merger");

                  (c) FELDMAN MALL PROPERTIES, INC., a Maryland corporation ("FMP"); and

                  (d) FELDMAN PARTNERS, LLC, an Arizona limited liability company ("FEGP Shareholder").

                                    RECITALS:

A. FEGP is a Pennsylvania corporation with its principal executive office located at 3225 North Central Avenue, Suite 1205, Phoenix, Arizona.

B. The authorized capital stock of FEGP consists of 100 shares of common stock ("FEGP Common Stock"), of which a total of 100 shares are issued and outstanding.

C. FEGP Shareholder is the owner of all of the outstanding shares of FEGP Common Stock.

D. FMP is a Maryland corporation with its principal executive office located at 3225 North Central Avenue, Suite 1205, Phoenix, Arizona. FEGP Merger is a wholly owned subsidiary of FMP and was formed to merge with and into FEGP.

E. The respective Boards of Directors of each of FEGP, FEGP Merger and FMP have determined that the merger of FEGP Merger with and into FEGP (the "Merger") in accordance with the laws of the Commonwealth of Pennsylvania and subject to the terms and conditions of this Agreement, is advisable and in the best interests of FEGP, FEGP Merger and FMP and their respective stockholders have approved this Agreement and the Merger.

F. As a result of the Merger, FEGP will survive and become a wholly-owned subsidiary of FMP.

G. FEGP, FEGP Merger and FMP desire to make certain agreements in connection with the Merger and also to set forth the terms and conditions of the Merger, all as set forth Agreement.

         NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. The Merger.

         1.1 The Merger. At the Effective Time (as defined in Section 1.2), upon the terms and subject to the conditions of this Agreement, FEGP Merger shall be merged with and into FEGP in accordance with the provisions of the Business Corporation Law of 1988 of the Commonwealth of Pennsylvania (the "PABCL"). FEGP shall be the surviving corporation in the Merger (the "Surviving Corporation"). As a result of the Merger, the outstanding shares of capital stock of FEGP
Merger shall be cancelled as provided in Section 2.
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         1.2 Effective Time. Articles of merger (the "Articles of Merger") shall be duly executed by FEGP and FEGP Merger and thereafter delivered to the Pennsylvania Department of State (the "Department") for filing, as provided in
Section 1927 of the PABCL on, or as soon as practicable after, the Closing Date (hereinafter defined). The Merger shall become effective at the time (but not prior to the Closing Date) of the filing of the Articles of Merger with the Department, or at such later time as may be agreed by FEGP and FEGP Merger stated in the Articles of Merger (the date and time of such filing being referred to herein as the "Effective Time").

         1.3 Closing Date. The Merger shall take place on the date designated by FMP by notice to FEGP (the "Closing Date"); provided that such date shall be subsequent to, but no more than five days following, the date on which all of the conditions precedent set forth herein have been satisfied or waived.

         1.4 Effects of the Merger. At the Effective Time, the effects of the Merger shall be as provided in the applicable provisions of the PABCL.

         1.5 Articles of Incorporation, By-Laws and Officers and Directors of the Surviving Corporation. The Articles of Incorporation of FEGP Merger, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended as provided by law and such Articles of Incorporation; provided, that Article First of such Certificate of Incorporation shall be amended as of the Effective Time to provide that the name of the Surviving Corporation shall be "Feldman Equities General Partner Inc." The By-Laws of FEGP Merger as in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation until thereafter amended as provided by law, the Articles of Incorporation of the Surviving Corporation and such By-Laws. From and after the Effective Time, the directors and officers of FEGP that were in office immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation, until their respective successors are duly elected or appointed and qualified or until their earlier death, resignation or in accordance with the Surviving Corporation's Certificate of Incorporation and By-Laws.

         1.6 Tax Treatment. The parties intend that the Merger qualifies as a tax-free reorganization as defined in Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and the parties hereto agree not to take any position for United States federal income tax purposes inconsistent with such intended treatment.

         1.7 Further Assurances. Each party hereto shall execute such further documents and instruments and take such further actions as may reasonably be requested by one or more of the others to consummate the Merger, to vest the Surviving Corporation with full title to all assets, properties, rights, approvals, immunities and franchises of FEGP Merger and FEGP or to effect the other purposes of this Agreement.

2. Effect on Capital Stock.

         2.1 Cancellation of Capital Stock of FEGP Merger. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the common stock of FEGP Merger ("FEGP Merger Common Stock"), each issued and outstanding share of FEGP Merger Common Stock shall be cancelled and retired and shall cease to exist and no consideration shall be delivered in exchange therefor.

         2.2 Conversion of Capital Stock of FEGP. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of FEGP Common Stock:

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         (a) Merger Consideration. All of the outstanding shares of FEGP Common
Stock shall be converted into and become a number of fully paid and nonassessable shares of the common stock, par value $.01 per share, of FMP ("FMP Common Shares") equal to 3.51305% of the Available Equity Securities (rounded to the nearest whole FMP Common Share) (the "Merger Consideration");

         (b) Stock Certificates. At the Effective Time, each certificate representing shares of FEGP Common Stock will be deemed for all purposes to evidence the applicable number of FMP Common Shares until such certificate is exchanged for a certificate representing FMP Common Shares. Following the Effective Time, FMP shall issue to FEGP Shareholder certificates representing the Merger Consideration upon surrender by FEGP Shareholder of the certificates, properly endorsed for transfer, representing shares of all of the FEGP Common Stock, together with such other documents as may be reasonably requested by FMP in connection therewith; and

         (c) Certain Defined Terms. As used herein, (a) "Available Equity Securities" means the aggregate number of OP Units and FMP Common Shares available for allocation to the Contributors on the closing of the IPO pursuant to the agreements listed on Schedule 1 hereto; (b) "OP Units" means common units of limited partner interest in the Feldman Equities Operating Partnership, LP, a Delaware limited partnership; (c) "Contributors" means (i) Jeffrey Erhart, James Bourg, Scott Jensen, Lawrence Feldman and FEGP Shareholder (each a "Member");
(ii) members of a Member's immediate family; (iii) a trust held for the benefit of a Member and/or such Member's immediate family; and (iv) an entity that is wholly-owned (directly or indirectly) by a Member and/or such Member's immediate family; and (d) "IPO" means the underwritten initial public offering of FMP of the FMP Common Shares pursuant to an effective registration statement filed with the Securities Exchange Commission.

         2.3 Legends. All certificates representing FMP Common Shares issued in the Merger shall bear a restrictive legend in substantially the form set forth below (or a legend of like effect) in conspicuous type (together with any other legends required by law or otherwise placed on such certificates):

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY UPON REGISTRATION UNDER THE SECURITIES ACT AND THE STATE ACTS OR PURSUANT TO AN EXEMPTION THEREFROM.

In addition, all such certificates shall bear an appropriate restrictive legend specifying that the FMP Common Shares represented by such certificate are held by an affiliate of FMP (or, in the absence of such a legend, an appropriate notation shall be made in the records of the FMP and/or appropriate stop-transfer instructions shall be issued to the transfer agent).

3. Additional Documents.

         3.1 On the date hereof, FEGP Shareholder shall deliver to FMP a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Lock-Up Agreement (hereinafter defined), the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Transaction Documents").

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         3.2 On the Closing Date, FMP and FEGP Shareholder shall execute a (i)
Registration Rights Agreement in favor of FEGP Shareholder; and (ii) "lock-up" agreement (the "Lock-Up Agreement") which will impose resale restrictions on the FMP Common Shares that constitute the Merger Consideration.

4. Representations, Warranties and Covenants of FEGP and FEGP Shareholder. FEGP and FEGP Shareholder hereby acknowledges, represents and warrants to, and covenants and agrees with FMP and FEGP Merger that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         4.1 Organization, Standing and Power. FEGP has been duly organized and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. FEGP has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now being conducted. FEGP Articles of Incorporation, as amended (the "FEGP Articles"), are in effect, and no dissolution, revocation or forfeiture proceedings regarding FEGP have been commenced. FEGP is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of FEGP taken as a whole.

         4.2 Capital Structure.

                  (a) There are 100 shares of FEGP Common Stock, 100 of which are outstanding.

                  (b) FEGP Shareholder is the sole owner of all of the outstanding shares of FEGP Common Stock.

                  (c) There are no:

                           (i) qualified or nonqualified options to purchase
                  shares of FEGP Common Stock or any other formal or informal arrangement to purchase shares of FEGP Common Stock or any other equity securities of FEGP;

                           (ii) other warrants or other rights to acquire FEGP
                  Common Stock or any other equity securities of FEGP; and

                           (iii) stock appreciation rights, restricted stock,
                  dividend equivalents, deferred compensation accounts, performance awards, restricted stock unit awards and other awards relating the FEGP Common Stock or any other equity securities of FEGP which are outstanding on the date of this Agreement.

                  (d) Other than the shares of FEGP Common Stock, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which FEGP is a party or by which it is bound, obligating FEGP to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of FEGP or obligating FEGP to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

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                  (e) All outstanding shares of FEGP Common Stock are duly
         authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights under law or the FEGP Articles or by-laws or any contract or instrument to which FEGP is a party or by which it is bound.

                  (f) All dividends on FEGP Common Stock, which have been declared prior to the date of this Agreement, have been paid in full. FEGP is not is in arrears with respect to dividends or other distributions on any of its outstanding shares of capital stock.

                  (g) FEGP is not a party to any registration rights agreement or other agreement between FEGP, on the one hand, and one or more other parties, on the other hand, which sets forth any obligation of FEGP with respect to the registration of any securities of FEGP pursuant to the Securities Act of 1933, as amended (the "Securities Act").

4.3 Authority; Noncontravention; Consents.

         (a) FEGP has the requisite corporate power and authority to enter into this Agreement and, subject to the requisite FEGP stockholder approval of this Agreement and the Merger, to consummate the transactions contemplated by this Agreement to which FEGP is a party. The execution and delivery of this Agreement by FEGP and the consummation by FEGP of the transactions contemplated by this Agreement to which they it it's a party has been duly authorized by all necessary action on the part of FEGP, except for and subject to the requisite FEGP stockholder approvals. This Agreement has been duly executed and delivered by FEGP and constitutes a valid and binding obligation of FEGP, enforceable against it in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The execution and delivery of this Agreement by FEGP does not, and the consummation of the transactions contemplated by this Agreement to which FEGP is a party and compliance by FEGP with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to material loss of a benefit under, or give rise to a right of purchase under, or result in the creation of any lien upon any of the properties or assets of FEGP under, (i) the FEGP Articles or by-laws, (ii) any agreement applicable to FEGP, the properties or assets of FEGP or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to FEGP or its properties or assets.

         (c) No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required by or with respect to FEGP in connection with the execution and delivery of this Agreement by FEGP or the consummation by FEGP of the transactions contemplated by this Agreement, except for the filing and acceptance for record of the Articles of Merger by the Department.

         4.4 Continuing Efforts. Subject to the terms and conditions herein provided, FEGP covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

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5. Representations, Warranties and Covenants of FEGP Shareholder. FEGP
Shareholder hereby acknowledges, represents and warrants to, and covenants and agrees with FMP that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         5.1 Approval of FMP Organizational Documents. FEGP Shareholder has reviewed and approved the forms of the Charter and by-laws of FMP (as amended from time to time, collectively, the "FMP Organizational Documents"), and FEGP Shareholder consents to any changes to the FMP Organizational Documents approved by FMP.

         5.2 Uncertainty as to Amount or Value of Available Equity Securities and Merger Consideration.

                  (a) As of the date of this Agreement FMP does not know the number or value of the Available Equity Securities and, accordingly, the value of or the number of shares representing the Merger Consideration.

                  (b) The number and value of the Available Equity Securities and Merger Consideration will depend on a number of factors, including possible acquisitions that FMP or an affiliate thereof may accomplish, the valuation that is eventually achieved by FMP in the IPO, and prevailing market and other conditions.

         5.3 Authority; Authorization; Execution and Delivery.

                  (a) FEGP Shareholder has full power and authority to enter into the Transaction Documents and to consummate the transactions contemplated by this Agreement.

                  (b) The execution and delivery of the Transaction Documents by FEGP Shareholder and the consummation by FEGP Shareholder of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary action on the part of FEGP Shareholder and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which FEGP Shareholder is a party or by which FEGP Shareholder is bound or with any judgment, decree, statute, order, rule or regulation applicable to FEGP Shareholder or FEGP Shareholder's assets, and, if FEGP Shareholder is not an individual, will not violate any provisions of the organizational or other formation or governing documents of FEGP Shareholder.

                  (c) The Transaction Documents have been duly executed and delivered by FEGP Shareholder and constitute valid and legally binding obligations of FEGP Shareholder, enforceable against FEGP Shareholder in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Transaction Documents are genuine, and the signatory, if FEGP Shareholder is an individual, has legal competence and capacity to execute the same, or, if FEGP Shareholder is not an individual, the signatory has been duly authorized to execute the same on behalf of FEGP Shareholder.

         5.4 Purchase for Investment.

                  (a) FEGP Shareholder is acquiring the Merger Consideration for FEGP Shareholder's own account (or if FEGP Shareholder is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such Merger Consideration.

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                  (b) FEGP Shareholder hereby agrees that FEGP Shareholder shall not, directly or indirectly, transfer all or any part of the Merger Consideration (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Merger
         Consideration) except in accordance with (i) the registration provisions of the Securities Act and the regulations thereunder or an exemption from such registration provisions; (ii) any applicable state or non-U.S. securities laws; (iii) the terms of this Agreement; and
         (iv) the FMP Organizational Documents.

                  (c) FEGP Shareholder understands that (i) FEGP Shareholder must bear the economic risk of an investment in the Merger Consideration for an indefinite period of time because, among other reasons, the transfer of the Merger Consideration have not been registered under the Securities Act and, therefore, the Merger Consideration cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the Merger Consideration are further restricted by the provisions of the FMP Organizational Documents, as applicable, and may be restricted by other applicable securities laws. If at any time the Merger Consideration are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the Merger Consideration (1) has not been registered under the Securities Act or the securities laws of any state; (2) has been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable Federal or state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of such Merger Consideration is further subject to restrictions contained in the LP Agreement and such Merger Consideration may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the FMP Organizational Documents.

         5.5 Information.

                  (a) FEGP Shareholder has carefully reviewed this Agreement, the forms of the Charter and by-laws of FMP. FEGP Shareholder has been provided an opportunity to ask questions of, and FEGP Shareholder has received answers thereto satisfactory to FEGP Shareholder from FMP or its representatives regarding the terms and conditions of the transfer of the Merger Consideration, and FEGP Shareholder has obtained all additional information requested by FEGP Shareholder of FMP and its representatives to verify the accuracy of all information furnished to FEGP Shareholder regarding the issuance of the Merger Consideration.

                  (b) FEGP Shareholder is not relying on FMP or any of its subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Merger Consideration.

                  (c) FEGP Shareholder has been advised to consult with his or its tax, legal and other advisors regarding the transfer of the Merger Consideration and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in FEGP Shareholder's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

                  (d) FEGP Shareholder has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the transfer of the Merger Consideration that is not contained in this Agreement.

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         5.6 Economic and Liquidity Risk.

                  (a) FEGP Shareholder has such knowledge and experience in financial and business matters such that FEGP Shareholder is capable of evaluating the merits and risks of making a subscription for the Merger Consideration, and that FEGP Shareholder has evaluated the risks of investing in the Merger Consideration and has determined that they are a suitable investment for FEGP Shareholder.

                  (b) FEGP Shareholder understands that an investment in the Merger Consideration is a speculative investment that involves very significant risks and tax uncertainties and that FEGP Shareholder is prepared to bear all of the economic, tax and other risks of an investment in the Merger Consideration for an indefinite period of time, and is able to withstand a total loss of FEGP Shareholder's investment in the Merger Consideration.

                  (c) FEGP Shareholder has adequate net worth and no need for liquidity in his investment in the Merger Consideration.

         5.7 Eligibility; Accredited Investor Status. FEGP Shareholder is an "accredited investor" as defined in Regulation D under the Securities Act. FEGP Shareholder will, upon request, execute, deliver and/or provide any additional documents deemed by FMP to be necessary or desirable to confirm FEGP Shareholders such status.

         5.8 Ownership of the FEGP Common Shares.

                  (a) FEGP Shareholder has good and marketable title to the FEGP Common Shares, free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. FEGP Shareholder shall not sell, convey, assign or otherwise transfer all or any portion of the FEGP Common Shares prior to the Closing Date. FEGP Shareholder is the sole owner of all of the outstanding FGHP Common Shares.

                  (b) FEGP Shareholder is not and will not be (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a "plan" within the meaning of Section 4975 of the Code, or (iii) any person or entity whose assets include or are deemed to include the assets of any such "employee benefit plan" or "plan" by reason of Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise. FEGP Shareholder will, upon request, execute, deliver and/or provide any additional documents deemed by FMP to be necessary or desirable to confirm the foregoing.

         5.9 Residence; Etc. The signature pages attached to this Agreement correctly set forth

                  (a) if FEGP Shareholder is a natural person, the principal residence of FEGP Shareholder;

                  (b) if FEGP Shareholder is a corporation, partnership, limited liability company, business trust or other entity (an "Entity"), the place of business (or, if there is more than one place of business, the chief executive office) of FEGP Shareholder;

                  (c) if FEGP Shareholder is an Entity other than a general partnership, the state of incorporation, organization or formation of FEGP Shareholder;

                  (d) if FEGP Shareholder is a trust (other than a business trust), the principal residence and place of business (or, if there is more than one place of business, the chief executive office) of each trustee of FEGP Shareholder that is a natural person; and

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                  (e) if FEGP Shareholder is a trust (other than a business
         trust), the place of business (or, if there is more than one place of business, the chief executive office) and state of incorporation, organization or formation of each trustee of FEGP Shareholder that is an Entity.

         5.10 Status as Foreign Person. FEGP Shareholder is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

         5.11 Continuing Efforts. Subject to the terms and conditions herein provided, FEGP Shareholder covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

         5.12 No Brokers or Finders. FEGP Shareholder has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or Entity with respect to this Agreement or the Merger Consideration.

6. Representations, Warranties and Covenants of FEGP Merger and FMP. FMP and FEGP Merger hereby acknowledges, represents and warrants to, and covenants and agrees with FEGP and FEGP Shareholder that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         6.1 Organization, Standing and Power. FEGP Merger has been duly organized and is validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. FEGP Merger has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now being conducted. FEGP Merger Articles of Incorporation, as amended (the "FEGP Merger Articles"), are in effect, and no dissolution, revocation or forfeiture proceedings regarding FEGP Merger have been commenced. FEGP Merger is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, would not have a material adverse effect on the business, properties, assets, financial condition or results of operations of FEGP Merger taken as a whole.

         6.2 Capital Structure.

                  (a) There are 1,000 shares of FEGP Merger Common Stock, 100 of which are outstanding.

                  (b) FMP is the sole owner of all of the outstanding shares of FEGP Merger Common Stock.

                  (c) There are no:

                           (i) qualified or nonqualified options to purchase
                  shares of FEGP Merger Common Stock or any other formal or informal arrangement to purchase shares of FEGP Merger Common Stock or any other equity securities of FEGP Merger;

                           (ii) other warrants or other rights to acquire FEGP
                  Merger Common Stock or any other equity securities of FEGP Merger; and

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                           (iii) stock appreciation rights, restricted stock,
                  dividend equivalents, deferred compensation accounts, performance awards, restricted stock unit awards and other awards relating the FEGP Merger Common Stock or any other equity securities of FEGP Merger which are outstanding on the date of this Agreement.

                  (d) Other than the shares of FEGP Merger Common Stock, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which FEGP Merger is a party or by which it is bound, obligating FEGP to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock, voting securities or other ownership interests of FEGP Merger or obligating FEGP Merger to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking.

                  (e) All outstanding shares of FEGP Merger Common Stock are duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights under law or the FEGP Merger Articles or by-laws or any contract or instrument to which FEGP Merger is a party or by which it is bound.

                  (f) All dividends on FEGP Merger Common Stock, which have been declared prior to the date of this Agreement, have been paid in full. Neither FEGP Merger is in arrears with respect to dividends or other distributions on any of its outstanding shares of capital stock.

                  (g) FEGP Merger is not a party to any registration rights agreement or other agreement between FEGP Merger, on the one hand, and one or more other parties, on the other hand, which sets forth any obligation of FEGP Merger with respect to the registration of any securities of FEGP Merger pursuant to the Securities Act.

         6.3 Authority; Noncontravention; Consents.

         (a) FEGP Merger has the requisite corporate power and authority to enter into this Agreement and, subject to the requisite FEGP Merger stockholder approval of this Agreement and the Merger, to consummate the transactions contemplated by this Agreement to which FEGP Merger is a party. The execution and delivery of this Agreement by FEGP Merger and the consummation by FEGP Merger of the transactions contemplated by this Agreement to which they it it's a party has been duly authorized by all necessary action on the part of FEGP Merger, except for and subject to the requisite FEGP Merger stockholder approvals. This Agreement has been duly executed and delivered by FEGP Merger and constitutes a valid and binding obligation of FEGP Merger, enforceable against it in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         (b) The execution and delivery of this Agreement by FEGP Merger does not, and the consummation of the transactions contemplated by this Agreement to which FEGP Merger is a party and compliance by FEGP Merger with the provisions of this Agreement will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to material loss of a benefit under, or give rise to a right of purchase under, or result in the creation of any lien upon any of the properties or assets of FEGP Merger under, (i) the FEGP Merger Articles or by-laws, (ii) any agreement applicable to FEGP Merger, the properties or assets of FEGP Merger or (iii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to FEGP Merger or its properties or assets.

         (c) No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required by or with respect to FEGP Merger in connection with the execution and delivery of this Agreement by FEGP Merger or the consummation by FEGP Merger of the transactions contemplated by this Agreement, except for the filing and acceptance for record of the Articles of Merger by the Department.

         6.4 Continuing Efforts. Subject to the terms and conditions herein provided, FEGP Merger covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

7. Representations, Warranties and Covenants of FMP. FMP hereby acknowledges, represents and warrants to, and covenants and agrees with, FEGP Shareholder that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

         7.1 Authority; Authorization; Execution and Delivery.

                  (a) FMP has full power and authority to enter into this Agreement and to consummate the transactions contemplated thereby.

                  (b) The execution and delivery of this Agreement and the consummation by FMP of the transactions contemplated hereby have been duly authorized by all necessary action on the part of FMP.

                  (c) This Agreement has been duly executed and delivered by FMP and constitutes the valid and legally binding obligations of FMP, enforceable against FMP in accordance with and subject to its respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

         7.2 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, the FMP covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

8. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

9. Conditions to Consummation by FEGP Shareholder and FEGP. The obligations of FEGP Shareholder and FEGP to consummate the Merger and receive the Merger Consideration pursuant this Agreement are subject to the fulfillment of the following conditions (which may be waived by him or it):

         9.1 Representations, Warranties and Covenants. The representations and warranties of FEGP Merger and FMP contained herein shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated therein to be made as of a specified date. FEGP Merger and FMP shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

         9.2 Closing Documents. FEGP Merger shall have duly executed and delivered to FEGP and FEGP Shareholder on or prior to the Closing Date all documents that are reasonably requested by FEGP or FEGP Shareholder to effectuate the transactions contemplated hereby.

10. Conditions to Consummation by FMP and FEGP Merger. The obligations of FMP and FEGP Merger to consummate the Merger are subject to the fulfillment of the conditions set forth in this Article 10, any one or more of which may be waived by FMP:

         10.1 Closing of the IPO. The closing of the IPO shall have occurred.

         10.2 Representations, Warranties and Covenants. The representations and warranties of FEGP and FEGP Shareholder contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. FEGP and FEGP Shareholder shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

         10.3 Closing Documents. FEGP Shareholder and FEGP shall have duly executed and delivered to FMP on or prior to the Closing Date all documents that are reasonably requested by FMP to effectuate the transactions contemplated hereby, including but not limited to the Transaction Documents.

11. Indemnity.

         11.1 FEGP Shareholder and FEGP each hereby agrees to indemnify and defend FEGP Merger, FMP and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by FEGP Shareholder or FEGP pursuant to the Transaction Documents.

         11.2 FMP and FEGP Merger hereby agrees to indemnify and defend the FEGP Shareholder and FEGP against any and all damage, loss, liability and expense incurred or suffered by it or him out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by FMP or FEGP Merger pursuant to this Agreement.

12. Power of Attorney. By executing this Agreement, FEGP Shareholder and FEGP each hereby irrevocably constitutes and appoints FMP as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute any document and agreement relating to the Merger Consideration or this Agreement, on FEGP Shareholder's or FEGP's behalf, as applicable, and in FEGP Shareholder's or FEGP's name, as applicable, as FMP may deem necessary or desirable.

13. Termination. This Agreement shall terminate automatically if the Closing Date has not occurred within two years after the date of this Agreement.

14. General Provisions.

         14.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that FEGP Shareholder and FEGP each agrees to future modifications of this Agreement as may be reasonably proposed by FMP, provided that such modifications do not have any negative impact on the tax position of FEGP Shareholder or FGHP.

         14.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

  If to FEGP Shareholder or FEGP: Insert applicable addressee:
                                  [Feldman Partners, LLC]
                                  [Feldman Equities General Partner Inc.]
                                  3225 North Central Avenue, Suite 1205
                                  Phoenix, Arizona 85012
                                  Facsimile:  602-277-7774

  If to FMP or FEGP Merger:       Insert applicable addressee:
                                  [Feldman Mall Properties, Inc.]
                                  [Feldman Equities General Partner Merger Inc.]
                                  3225 North Central Avenue, Suite 1205
                                  Phoenix, Arizona 85012
                                  Attention:  Larry Feldman
                                  Facsimile:  602-277-7774

                                  in each case, with a copy to:

                                  Clifford Chance US LLP
                                  31 West 52nd Street
                                  New York, New York  10019
                                  Attention:  Jay L. Bernstein, Esq.
                                  Facsimile:  212-878-8375

All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 14.2, be deemed given upon delivery; (b) if delivered by facsimile transmission to the applicable facsimile numbers as provided in this Section 14.2, be deemed given upon receipt; and (c) if delivered by mail to the applicable addressees as provided in this Section 14.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 14.2). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this Section 14.2.

         14.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If FEGP Shareholder is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

         14.4 Entire Agreement. The Transaction Documents and the documents referred to therein contain the entire agreement of the parties with respect to the Merger and the Merger Consideration, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

         14.5 Ambiguity. The parties hereto agree that any ambiguity with respect to the Merger or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of FMP, which resolution shall be binding on the parties.

         14.6 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

         14.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         14.8 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

         14.9 Further Assurances. FEGP and FEGP Shareholder will, from time to time, execute and deliver to FMP all such other and further instruments and documents and take or cause to be taken all such other and further action as FMP may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, FMP may request from FEGP Shareholder such additional information as it may deem necessary to evaluate the eligibility of FEGP Shareholder to acquire the Merger Consideration, and may request from time to time such information as it may deem necessary to determine the eligibility of FEGP Shareholder to hold the Merger Consideration or to enable FMP to determine FEGP Shareholder's compliance with applicable regulatory requirements or tax status, and FEGP Shareholder shall provide such information as may reasonably be requested.

         14.10 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

         14.11 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

         14.12 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

FEGP:                                                                REDEEMING MEMBER:
----                                                                 ----------------

FELDMAN EQUITIIES GENERAL PARTNER INC.,                              FELDMAN PARTNERS, LLC,
a Pennsylvania corporation                                           an Arizona limited liability company

By: /s/ Lawrence Feldman                                             By: /s/ Lawrence Feldman
    -----------------------                                              -----------------------
   Name:                                                                 Name: Lawrence Feldman
   Title:                                                                Title: Manager

FEGP MERGER:                                                         FMP:
-----------                                                          ---

FELDMAN EQUITIES GENERAL PARTNER MERGER INC.,                        FELDMAN MALL PROPERTIES, INC.,
a Pennsylvania corporation                                           a Maryland corporation

By: /s/ Lawrence Feldman                                             By: /s/ Lawrence Feldman
    -----------------------                                              ----------------------
   Name:                                                                 Name:  Lawrence Feldman
   Title:                                                                Title: President


                                                                       Execution

                                   Schedule 1

1. Feldman Partners, LLC Redemption Agreement dated as of August 13, 2004, among Feldman Partners, LLC, an Arizona limited liability company ("FP"), Feldman Equities of Arizona, LLC, an Arizona limited liability company ("FEA"), Feldman Equities Operating Partnership, LP, a Delaware limited partnership (the "Partnership"), Feldman Holdings Business Trust I, a Massachusetts business trust (the "General Partner"), and Feldman Mall Properties, Inc., a Maryland corporation ("FMP").

2. Recapitalization Agreement dated as of August 13, 2004, among James Bourg, Scott Jensen, the Partnership and FMP.

3. Subscription Agreement dated as of August 13, 2004, among the Partnership, FMP and FEA.

4. Erhart Redemption Agreement dated as of August 13, 2004, among Jeffrey Erhart, FEA, the Partnership, the General Partner and FMP.

5. Irrevocable Contribution Agreement dated as of August 13, 2004, among Lawrence Feldman, the Partnership, the General Partner, FMP and FEA.

6. FEGP Merger Agreement dated as of August 13, 2004, among Feldman Equities General Partner Inc., a Pennsylvania corporation, Feldman Equities General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

7. FHGP Merger Agreement dated as of August 13, 2004, among Feldman Harrisburg General Partner Inc., a Pennsylvania corporation, Feldman Harrisburg General Partner Merger Inc., a Pennsylvania corporation, FMP and FP.

                                    EXHIBIT A

                                    FORM W-9

------------------------- ----------------------------------------------------- --------------------------------------
SUBSTITUTE                Part 1 --  PLEASE  PROVIDE  YOUR  TIN  IN THE  BOX AT Social Security
Form W-9                  RIGHT AND CERTIFY BY SIGNING AND DATING BELOW         Number(s) or Employer
                                                                                Identification Number
------------------------- ----------------------------------------------------- --------------------------------------

Department of             Part 2 -- Certification -- Under penalties of perjury, I certify that: (1) The number shown
The Treasury              on this form is my correct taxpayer identification number (or I am waiting for a number to
Internal Revenue          be issued to me); (2) I am not subject to backup withholding because: (a) I am exempt from
Service                   backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS")
                          that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding;
                          and (3) I am a U.S. person (including a U.S. resident alien).

------------------------- ------------------------------------------------------------------- ------------------------
Payer's                   Certification Instructions -- You must cross out item (2) above if  Part 3 --
Request for               you have been notified by the IRS that you are subject to backup    Awaiting TIN
Taxpayer                  withholding because you have failed to report all interest and      |_|
Identification            dividends on your tax return. However, if after being notified by
Number (TIN)              the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

----------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
(Applicable only if the box in Part 3 above is checked)

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue
Service Center or Social Security Administration office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 28 percent of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

------------------------------------------------------------ ---------------------------------------------------------


FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By:      /s/ Lawrence Feldman
         -----------------------
         Name:  Lawrence Feldman
         Title: Manager

Date:  August 13, 2004

------------------------------------------------------------ ---------------------------------------------------------


--------------------------------------------------------------------------------

              FIRPTA AFFIDAVIT -- CERTIFICATE OF NON-FOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that (a) a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person and (b) a partnership must withhold tax with respect to certain amounts that are allocable to or would otherwise be distributed to a foreign person that owns an interest in such partnership. To inform FMP that withholding of tax is not required, the undersigned hereby certifies the following as of the date hereof and as of the Closing Date:

         1. FEGP Shareholder, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

         2. FEGP Shareholder, if not an individual, is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations promulgated under the Internal Revenue Code.

         3. FEGP Shareholder's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: _____________; and

         4. FEGP Shareholder's address is: Feldman Partners, LLC, 3225 North Central Avenue, Suite 1205, Phoenix, Arizona 85012.

In addition, FEGP Shareholder agrees to inform FMP if he or it becomes a foreign person at any time during the three year period immediately following the date of this notice.

I understand that this certification may be disclosed to the Internal Revenue Service by FMP and that any false statement I have made here could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and, if this document is being signed on behalf of a FEGP Shareholder that is not an individual, I further declare that I have authority to sign this document on behalf of FEGP Shareholder.

FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By:      /s/ Lawrence Feldman
         -----------------------
         Name:  Lawrence Feldman
         Title: Manager


Date: August 13, 2004

--------------------------------------------------------------------------------

                        ACCREDITED INVESTOR QUESTIONNAIRE

         FEGP Shareholder hereby represents and warrants that he, she or it is an "Accredited Investor," as such term is defined in Rule 501 under Regulation D of the Securities Act based upon the fact that he, she or it meets at least one of the following requirements (check all that apply):

____ (1) he or she is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his or her purchase exceeds $1,000,000; or

____ (2) he or she is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year; or

____ (3) it is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

____ (4) it is a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Company licensed by the United States Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors; or

____ (5) it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the Merger Consideration, with total assets in excess of $5,000,000; or

____ (6) it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Merger Consideration, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act; or

____ (7) it is an Entity in which all the equity owners are Accredited Investors under any one of items (1) through (6) above.

Capitalized terms not defined herein shall have the meaning ascribed to such terms in that certain FEGP Merger Agreement dated as of August 13, 2004, among Feldman Equities General Partner Inc., Feldman Equities General Partner Merger Inc., Feldman Equities Operating Partnership, LP, Feldman Mall Properties, Inc. and Feldman Partners, LLC.

FELDMAN PARTNERS, LLC,
an Arizona limited liability company

By:      /s/ Lawrence Feldman
         -----------------------
         Name:  Lawrence Feldman
         Title: Manager


Date: August 13, 2004